[PHOTO]

VANGUARD
SELECTED VALUE
PORTFOLIO

Semiannual Report
April 30, 1997

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future.

The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

                                    CONTENTS

                                  A Message To
                                Our Shareholders
                                       1

                                  The Markets
                                 In Perspective
                                       3

                                  Report From
                                  The Adviser
                                       5

                                  Performance
                                    Summary
                                       6

                                   Financial
                                   Statements
                                       7

                                 Directors And
                                    Officers

                               INSIDE BACK COVER

All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

[PHOTO]

FELLOW SHAREHOLDER,

     The rollicking bull market for large-capitalization stocks continued during the six months ended April 30, 1997, and the blue-chip-dominated Standard & Poor's 500 Composite Stock Price Index rose +14.7%. Returns were far less generous for mid-cap stocks, however, and Vanguard Selected Value Portfolio provided a return of +6.9% for the first half of its fiscal year.

     The following table presents the six-month returns of the Portfolio and of its two primary performance benchmarks: the average mid-cap stock mutual fund--which declined slightly during the period--and the unmanaged Russell Midcap Index. As you can see, the Portfolio's total return (capital change plus reinvested dividends) surpassed both comparative standards, beating the average competing fund by nearly 8 percentage points and the Index by the slim margin of 0.2 percentage point. The Portfolio's return is based on an increase in net asset value from $10.07 per share on October 31, 1996, to $10.60 per share on April 30, 1997, with the latter figure adjusted for a dividend of $0.06 per share paid from net investment income and a distribution of $0.11 per share from net realized capital gains.


-----------------------------------------------------------------
                                                   TOTAL RETURN
                                                 SIX MONTHS ENDED
                                                  APRIL 30, 1997
-----------------------------------------------------------------
Vanguard Selected Value Portfolio                     +6.9%
-----------------------------------------------------------------
Average Mid-Cap Fund                                  -0.9%
-----------------------------------------------------------------
Russell Midcap Index                                  +6.7%
-----------------------------------------------------------------


THE PERIOD IN REVIEW

A nearly ideal climate for common stocks--strong economic growth, rising corporate profits, and relatively low inflation--prevailed during the six months. Yet the stock market's robust advance was bumpy and not all sectors went along for the ride. Volatility was particularly manifest in the market's decline of nearly 10% during the seven weeks following February 18, when the S&P 500 Index reached a record high. To the surprise of some observers, however, the drop was quickly aborted, and nearly all of the lost ground was retraced during the final three weeks of the period.

     Jitters about interest rates and inflation were the apparent causes of the brief slide. Although the Federal Reserve Board raised its target for short-term interest rates by a quarter-point to 5.50% on March 25, interest rates on balance were up only slightly during the six months (by amounts ranging from 0.08% on 90-day U.S. Treasury bills to roughly 0.30% for 10-year and 30-year Treasuries). The stock market's rebound late in the period stemmed from a combination of factors, including strong earnings reports by many key companies, a lessening of inflation fears, and an easing in interest rates. Whatever their causes, the price fluctuations served as a clear reminder of the volatility that is very much a part of investing in stocks.

     Selected Value Portfolio gave a good account of itself during the half-year, after having trailed its competitive benchmarks during its abbreviated first fiscal year. As noted, we eked out a narrow advantage over the Russell Midcap Index. Our large advantage over competing mid-cap mutual funds was partly due to the fact that many of them invest in mid- and small-cap growth stocks, sectors that were hit especially hard during the market's downturn in February and March. Value stocks, our bread and butter, held up better in the downturn. Our expense advantage helps, too. Selected Value Portfolio's expense ratio of 0.75% of average assets in fiscal 1996 was half that of the average mid-cap fund.

     While our return was less than half that of the S&P 500 Index, this disparity was due to the market's extraordinary tilt toward the largest-cap growth stocks. One indication of the extreme bias toward large-cap stocks during the period is that the return on the S&P 500 Index was nearly 14 percentage points higher than the scant +1.0% return on the rest of the stock market (as represented by the Wilshire 4500 Equity Index). So it is clear that Selected Value Portfolio's median market capitalization of $850 million (versus $28.7 billion for the S&P 500 Index) was a handicap in this environment.

     Although it is not unusual for returns on large-cap and smaller-cap stocks to diverge, the extent and duration of the gap has been striking. The performance gap between the S&P 500 Index and the Russell Midcap Index stands at 14 percentage points for the past twelve months (+25.1% versus +11.0%) and at more than 28 percentage points for the past 36 months (+91.4% versus +63.0%).

     In the past, periods of large-cap dominance have always been followed by periods when smaller stocks perform best. However, the timing and extent of such cycles is unpredictable.

IN SUMMARY

The sizable, sudden fluctuations in the stock market during the first half of our fiscal year reinforced the two key messages that we have repeatedly stressed in these Reports to you. The first message, of course, concerns the importance of holding a balanced portfolio of stock funds (including both large- and smaller-cap funds), bond funds, and money market funds in proportions appropriate to your financial situation, tolerance for risk, and investment objectives. By making it easier to ride out episodes of market volatility, a balanced portfolio helps investors to adhere to our second message: Always "stay the course" toward your long-term investment goals.




/s/ JOHN C. BOGLE                            /s/ JOHN J. BRENNAN

John C. Bogle                                John J. Brennan
Chairman of the Board                        President

May 20, 1997

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 1997

U.S. EQUITY MARKETS

The U.S. stock market continued to perform solidly over the six months, reflecting a confidence based on moderate economic growth, quiescent inflation, and solid increases in corporate profits. While concern grew among some investors that continued economic expansion could lead to higher inflation, as of the period's end there was no confirmed sign that inflation had increased. The inflation fears nonetheless led to an erratic upward drift in interest rates amid the ongoing strong returns from domestic equities.

     Those strong returns have, however, been concentrated in the shares of large companies. The Standard & Poor's 500 Composite Stock Price Index, for example, gained 14.7% over the six-month period, compared to a meager 1.6% gain for the Russell 2000 Index. In April alone, the S&P 500 Index beat the Russell 2000 Index by 5.7% (6.0% versus 0.3%). Larger companies have outperformed their smaller-capitalization counterparts fairly consistently since the end of 1993. There are a variety of theories as to why, including better earnings growth, greater productivity, and fewer negative earnings surprises.


----------------------------------------------------------------------------------------
                                                             TOTAL RETURNS
                                                      PERIODS ENDED APRIL 30, 1997
                                             -------------------------------------------
                                             6 MONTHS          1 YEAR           5 YEARS*
----------------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                               14.7%            25.1%              17.1%
   Russell 2000 Index                           1.6              0.1               13.7
   MSCI-EAFE Index                              1.7             -0.6               10.9
----------------------------------------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index                  1.7%             7.1%               7.4%
   Lehman 10-Year Municipal
     Bond Index                                 2.3              6.4                7.5
   Salomon 90-Day U.S. Treasury Bills           2.6              5.2                4.5
----------------------------------------------------------------------------------------
OTHER
   Consumer Price Index                         1.2%             2.5%               2.8%
----------------------------------------------------------------------------------------

*Average annual.

     The recent gap in performance between large and small is particularly noticeable in two sectors: technology and health care. Over the past six months, technology issues in the S&P 500 Index have gained 26.3% while those in the Russell 2000 Index have dropped -11.9%. In health care, the S&P's holdings gained 17.6%, compared to a decline of -6.8% in the Russell 2000 Index. Within these sectors, the larger companies' dominant products and the predictable earnings they generate appear to be the primary difference.

     Financial-services firms, by contrast, have generally fared well regardless of size, with gains of 16.9% in the S&P 500 Index and 12.2% in the Russell 2000 Index since October. The strength of the economy, which helps to keep bad-debt levels at a minimum, and the overall growth of consumer credit have helped these stocks greatly.

U.S. FIXED-INCOME MARKETS

The erratic rise in interest rates during the past six months reflected rising and falling expectations regarding economic growth and inflation. During November, investors seemed to expect a slowing of growth, and the 10-year U.S. Treasury's yield declined from 6.38% to 6.04%. The same note's yield then rose to 6.67% in late January, riding a perception that growth was markedly stronger than analysts had expected. Then the pattern repeated itself, with the 10-year's rate falling to 6.26% in mid-February and rising to 6.90% at the end of March. In April, the consensus seemed to be shifting again, with the 10-year Treasury yield falling to 6.72%.

      There is a simple explanation for this interest rate seesaw. Many investors consider it a paradox that the economy has continued to expand at a robust pace accompanied by strong job growth and low unemployment--but no increase in inflation. Bond investors have therefore been particularly sensitive to economic reports that might reveal inflation to be creeping up at last. The data have been variable, tilting the consensus back and forth between expectations of higher or continued stable inflation rates. The most recent releases depict an exceptionally strong economy. For example, the U.S. economy expanded at a 5.6% rate in the first quarter with no inflationary pressures (e.g., declining producer prices and an increase of only 2.5% in employment costs).

      The net result for bond investors has been mediocre returns. The 1.7% generated by the Lehman Brothers Aggregate Bond Index over the past six months, for example, consists of an income return of 3.4% and a capital decline of -1.7%, reflecting the modest increase in interest rates. During this period, investors who favored shorter-maturity and lower-quality issues achieved somewhat better returns. Mortgage-backed securities performed well on a relative basis, as higher rates led to fewer mortgage refinancings. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

With the dollar strengthening by 10% to 16% against most major currencies, U.S. investors who held foreign equities faced a headwind during the past six months. (The major exception was the pound sterling, which was effectively unchanged against the dollar.) The Morgan Stanley Capital International-Europe, Australasia, Far East Index gained 1.7% in dollar terms, while in local terms the return was 11.2%. Those who favored Europe over the Pacific region did not feel the pain as much, due to the strong (23.1%) return generated by the local markets. For U.S. investors, European markets provided 11.9%. The strength of the European markets can be attributed to several factors, including (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

     Investors with a focus in the Pacific markets were less fortunate, as illustrated by the weak Japanese market, which fell -3.2% (a -13.2% drop for dollar-based investors). Despite positive news, including reports of growth in exports, lower inventories, and higher industrial production, the focus in the Japanese market has been the poor quality of many banks' balance sheets and the likely effects of an increase in the consumption tax. However, according to some observers, the level of economic activity seems to be improving now in Japan.

[PHOTO]

REPORT FROM THE ADVISER

     During the six months ended April 30, Vanguard Selected Value Portfolio provided a total return of 6.9%, compared with 6.7% for the Russell Midcap Index and -0.9% for the average mid-cap mutual fund. Overall, for the first 141/2 months of its existence, the Portfolio's cumulative return was 7.7% versus 15.6% for the Index and 8.2% for the average competing fund. We take no particular satisfaction as advisers or fellow shareholders in having produced during the past six months results more in line with the Index and a bit ahead of other mid-cap managers. Our mission is to provide a low-risk, event-driven source of superior long-term returns. We believe that the recent peculiar market environment has produced opportunities that will help us to fulfill this mission.

     Over the past few years, there has been a bias toward both large-capitalization and growth stocks that is extreme by historical standards. The gaps between returns on various indexes of growth, value, and market capitalization and those on the Standard & Poor's 500 Composite Stock Price Index are both unusually large and persistent. Large-cap growth stocks have performed far better than the S&P 500 Index, whose returns have in turn run far ahead of those on mid-cap and value indexes. From December 31, 1993, through April 30, 1997, the cumulative difference in performance between the S&P/BARRA Growth Index (large-cap growth stocks) and the Russell Midcap Value Index has been a staggering 32%. Over the same period, the full Russell Midcap Index underperformed the full S&P 500 Index by more than 27%, producing new lows in relative price/earnings and price/revenues ratios and near lows in relative price-to-cash flow ratios.

     We believe that Vanguard Selected Value Portfolio represents the best value within the mid-cap market, which in turn appears to be a good value versus the S&P 500 Index. To substantiate our case, we offer the following evidence. For the companies whose stocks we hold today, the average price/earnings ratio is at an all-time low in comparison with the Russell Midcap Index; the price-to-sales ratio in relation to the Index is less than half the ten-year median; and the price-to-cash flow ratio relative to that of the Index is fully one-third lower than the midpoint of its long-term range.

     Not only do we regard valuations as extraordinarily attractive, but we project significant acceleration in earnings as a result of strong revenue growth coupled with improving profit margins. As always, the portfolio is constructed stock by stock, with each standing on its own in terms of fundamental promise and valuation. In the present environment, which grossly favors large-cap stocks and growth characteristics, the process has been made easier because there are more attractive alternatives in the mid-cap universe. This should eventually translate into superior long-term returns.

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be obtained by emphasizing medium-size companies with reasonable financial strength whose stocks are out of favor and undervalued by the market, often because of special situations that have temporarily depressed profits.

Barrow, Hanley, Mewhinney & Strauss, Inc.

May 12, 1997

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

SELECTED VALUE PORTFOLIO
TOTAL INVESTMENT RETURNS: FEBRUARY 15, 1996-APRIL 30, 1997
------------------------------------------------------------------------
                    SELECTED VALUE PORTFOLIO              RUSSELL INDEX*
FISCAL       CAPITAL         INCOME          TOTAL            TOTAL
YEAR         RETURN          RETURN          RETURN           RETURN
------------------------------------------------------------------------
1996          0.7%            0.0%            0.7%             8.3%
1997**        6.3             0.6             6.9              6.7
------------------------------------------------------------------------

 *Russell Midcap Index.
**Six months ended April 30, 1997.
 See Financial Highlights table on page 11 for dividend and capital gains information since the Portfolio's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997*
-----------------------------------------------------------------------------------------------------
                                                                           SINCE INCEPTION
                                INCEPTION                       -------------------------------------
                                   DATE        1 YEAR           CAPITAL         INCOME          TOTAL
-----------------------------------------------------------------------------------------------------
Selected Value Portfolio          2/15/96       3.95%            5.31%           0.51%          5.82%
-----------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

[PHOTO]

FINANCIAL STATEMENTS
APRIL 30, 1997 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
SELECTED VALUE PORTFOLIO                               SHARES           (000)
------------------------------------------------------------------------------
COMMON STOCKS (98.2%)
------------------------------------------------------------------------------
AUTO & TRANSPORTATION (9.7%)
 #   Kirby Corp.                                      247,800      $    4,522
 #   Lear Corp.                                       106,200           3,797
     Polaris Industries, Inc.                          79,000           2,172
                                                                   -----------
                                                                       10,491
                                                                   -----------
CONSUMER DISCRETIONARY (16.6%)
 #   Smith & Nephew PLC                             1,354,200           3,855
     Dillard Department Stores
       Class A                                         88,500           2,732
     Heilig-Meyers Co.                                283,200           4,248
     Sturm, Ruger & Co., Inc.                         137,400           2,113
 #   Valassis Communications, Inc.                    205,400           5,032
                                                                   -----------
                                                                       17,980
                                                                   -----------
CONSUMER STAPLES (3.5%)
 #   Canandaigua Wine Co., Inc.
       Class A                                        150,500           3,838
                                                                   -----------
ENERGY (6.0%)
     Pogo Producing Co.                                75,538           2,767
     Vastar Resources, Inc.                           118,300           3,697
                                                                   -----------
                                                                        6,464
                                                                   -----------
FINANCIAL SERVICES (10.1%)
     American States Financial Corp.                  102,300           3,427
 #   First Federal Financial Corp.                    176,000           4,114
     Pacific Century Financial Corp.                   79,700           3,407
                                                                   -----------
                                                                       10,948
                                                                   -----------
HEALTH CARE (9.8%)
     Astra AB ADR                                      70,300           2,882
 #   Coventry Corp.                                   221,300           2,849
 #   Magellan Health Services Corp.                   185,900           4,880
                                                                   -----------
                                                                       10,611
                                                                   -----------
MATERIALS & PROCESSING (16.1%)
     H.B. Fuller Co.                                  104,600           5,596
 #   International Specialty
       Products, Inc.                                 295,300           3,839
     Quanex Corp.                                     177,000           4,469
     RPM Inc.                                         212,400           3,505
                                                                   -----------
                                                                       17,409
                                                                   -----------
PRODUCER DURABLES (23.2%)
     Harnischfeger Industries Inc.                    112,900           4,699
     Keystone International, Inc.                     194,700           3,845
     Raychem Corp.                                     69,000           4,451
 #   Silicon Valley Group, Inc.                       207,700           4,258
     Snap-On Inc.                                      92,900           3,577
     Stewart & Stevenson
       Services, Inc.                                 177,000           4,226
                                                                   -----------
                                                                       25,056
                                                                   -----------
TECHNOLOGY (3.2%)
 #   Mentor Graphics Corp.                            496,400           3,506
                                                                   -----------
------------------------------------------------------------------------------
 TOTAL COMMON STOCKS
  (COST $102,053)                                                     106,303
------------------------------------------------------------------------------

                                                         FACE
                                                       AMOUNT
                                                        (000)
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.5%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT
 Collateralized by U.S. Government
     Obligations in a Pooled Cash Account
     5.31%, 5/1/97
     (COST $1,584)                                     $1,584           1,584
------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
     (COST $103,637)                                                  107,887
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
SELECTED VALUE PORTFOLIO                                                 (000)
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
------------------------------------------------------------------------------
Other Assets--Notes C and F                                               717
Liabilities--Note F                                                      (373)
                                                                   -----------
                                                                          344
------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------
Applicable to 10,210,216 outstanding
     $.001 par value shares
     (authorized 250,000,000 shares)                                 $108,231
==============================================================================

NET ASSET VALUE PER SHARE                                              $10.60
==============================================================================

 *See Note A in Notes to Financial Statements.
 #Non-Income Producing Security.
 ADR--American Depository Receipt.



------------------------------------------------------------------------------
                                                       AMOUNT              PER
                                                        (000)            SHARE
------------------------------------------------------------------------------
AT APRIL 30, 1997, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
Paid in Capital                                      $103,813          $10.17
Undistributed Net
  Investment Income                                       154             .01
Accumulated Net
  Realized Gains                                           14             --
Unrealized Appreciation--Note E                         4,250             .42
------------------------------------------------------------------------------
NET ASSETS                                           $108,231          $10.60
==============================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-------------------------------------------------------------------------------------
                                                            SELECTED VALUE PORTFOLIO
                                                     SIX MONTHS ENDED APRIL 30, 1997
                                                                               (000)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                                 $   621
   Interest                                                                      143
                                                                             --------
      Total Income                                                               764
                                                                             --------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                                  211
      Performance Adjustment                                                     (42)
   The Vanguard Group--Note C
      Management and Administrative                                              141
      Marketing and Distribution                                                  14
   Taxes (other than income taxes)                                                 4
   Custodian Fees                                                                  3
   Auditing Fees                                                                   4
   Shareholders' Reports                                                          29
   Annual Meeting and Proxy Costs                                                  1
                                                                             --------
      Total Expenses                                                             365
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                            399
-------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                   39
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES      5,769
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $6,207
=====================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------
                                                                                   SELECTED VALUE PORTFOLIO
                                                                            ----------------------------------
                                                                                SIX MONTHS
                                                                                     ENDED        FEB. 15* TO
                                                                             APR. 30, 1997      OCT. 31, 1996
                                                                                     (000)              (000)
--------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
      Net Investment Income                                                   $        399          $     324
      Realized Net Gain                                                                 39              1,018
      Change in Unrealized Appreciation (Depreciation)                               5,769             (1,519)
                                                                            ----------------------------------
           Net Increase (Decrease) in Net Assets Resulting from Operations           6,207               (177)
                                                                            ----------------------------------
DISTRIBUTIONS
      Net Investment Income                                                           (569)                --
      Realized Capital Gain                                                         (1,043)                --
                                                                            ----------------------------------
           Total Distributions                                                      (1,612)                --
                                                                            ----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
      Issued                                                                        32,517            108,104
      Issued in Lieu of Cash Distributions                                           1,544                 --
      Redeemed                                                                     (23,091)           (15,361)
                                                                            ----------------------------------
           Net Increase from Capital Share Transactions                             10,970             92,743
--------------------------------------------------------------------------------------------------------------
      Total Increase                                                                15,565             92,566
--------------------------------------------------------------------------------------------------------------
NET ASSETS
      Beginning of Period--Note G                                                   92,666                100
                                                                            ----------------------------------
      End of Period                                                               $108,231          $  92,666
==============================================================================================================

(1)Shares Issued (Redeemed)
      Issued                                                                         3,028             10,732
      Issued in Lieu of Cash Distributions                                             143                 --
      Redeemed                                                                      (2,161)            (1,542)
                                                                            ----------------------------------
           Net Increase in Shares Outstanding                                        1,010              9,190
==============================================================================================================

*Commencement of operations.

FINANCIAL HIGHLIGHTS

This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-------------------------------------------------------------------------------------------------------------------
                                                                                       SELECTED VALUE PORTFOLIO
                                                                               ------------------------------------
                                                                                    SIX MONTHS
                                                                                         ENDED         FEB. 15* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                   APR. 30, 1997       OCT. 31, 1996
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $10.07              $10.00
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                                   .03                 .04
   Net Realized and Unrealized Gain (Loss) on Investments                                  .67                 .03
                                                                                         --------------------------
      Total from Investment Operations                                                     .70                 .07
                                                                                         --------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                                   (.06)                 --
   Distributions from Realized Capital Gains                                              (.11)                 --
                                                                                         --------------------------
      Total Distributions                                                                 (.17)                 --
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $10.60              $10.07
===================================================================================================================

TOTAL RETURN                                                                             6.92%               0.70%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                                   $108                 $93
   Ratio of Total Expenses to Average Net Assets                                       0.70%**             0.75%**
   Ratio of Net Investment Income to Average Net Assets                                0.77%**             0.75%**
   Portfolio Turnover Rate                                                               25%**                 25%
   Average Commission Rate Paid                                                         $.0532              $.0537
-------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Selected Value Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Russell Midcap Index. For the six months ended April 30, 1997, the advisory fee represented an effective annual basic rate of 0.40% of the Portfolio's average net assets before a decrease of $42,000 (an annual rate of 0.08%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Portfolio under methods approved by the board of directors. At April 30, 1997, the Portfolio had contributed capital of $9,000 to Vanguard (included in Other Assets), representing 0.04% of Vanguard's capitalization. The Portfolio's directors and officers are also directors and officers of Vanguard.

D. During the six months ended April 30, 1997, the Portfolio purchased $25,587,000 of investment securities and sold $12,654,000 of investment securities, other than temporary cash investments.

E. At April 30, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $4,250,000, consisting of unrealized gains of $10,770,000 on securities that had risen in value since their purchase and $6,520,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at April 30, 1997, was $128,000, for which the Portfolio held cash collateral of $135,000.

G. The Portfolio was organized on November 27, 1995, and its operations up to February 15, 1996, were limited to the sale and issuance of 10,000 shares of its common stock to an officer of the Portfolio's investment adviser.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer,
         Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Ikon Business Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
         American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
          Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
         Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
         Institutional.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer.

[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com  online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

[PHOTO]

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Growth and Income Portfolio
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
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INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
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  Vanguard Bond Index Fund
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FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
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TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
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    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q9342-4/97